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                                                                      EXHIBIT 24



                                POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, That the undersigned directors of Diebold, Incorporated, a corporation organized and existing under the laws of the State of Ohio, do for themselves and not for another, constitute and appoint Warren W. Dettinger, Charee Francis-Vogelsang, Gregory T. Geswein, or any one of them, a true and lawful attorney in fact in their names, place and stead, to sign their names to the report on Form 10-K for the year ended December 31, 2002, or to any and all amendments to such reports, and to cause the same to be filed with the Securities and Exchange Commission; it being intended to give and grant unto said attorneys in fact and each of them full power and authority to do and perform any act and thing necessary and proper to be done in the premises as fully and to all intents and purposes as the undersigned by themselves could do if personally present. The undersigned directors ratify and confirm all that said attorneys in fact or either of them shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned have hereunto set their hands as of the date set opposite their signature.






                                       61






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
Signed in the presence of:         SIGNATURE                             DATE




                                   /s/Christopher M. Connor              February 28, 2003
/s/Charee Francis-Vogelsang        _______________________________
                                   Christopher M. Connor, Director



                                   /s/Donald R. Gant                     February 28, 2003
/s/Charee Francis-Vogelsang        _______________________________
                                   Donald R. Gant, Director



                                   /s/Phillip B. Lassiter                February 28, 2003
/s/Charee Francis-Vogelsang        _______________________________
                                   Phillip B. Lassiter, Director



                                   /s/John N. Lauer                      February 28, 2003
/s/Charee Francis-Vogelsang        _______________________________
                                   John N. Lauer, Director



                                   /s/William F. Massy                   February 28, 2003
/s/Charee Francis-Vogelsang        _______________________________
                                   William F. Massy, Director



                                   /s/Eric J. Roorda                     February 28, 2003
/s/Charee Francis-Vogelsang        _______________________________
                                   Eric J. Roorda, Director

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